Filed pursuant to Rule 497(e)
File Nos. 333-182079 and 811-22712

PREMIER MULTI-SERIES VIT

Supplement Dated February 1, 2017 to the

Statutory Prospectus for Premier Multi-Series VIT

Dated April 25, 2016

Disclosure Relating to NFJ Dividend Value Portfolio (the “Portfolio”)

Within the Management of the Portfolio section, the “Portfolio Managers” sub-section is hereby revised in its entirety as follows:

Jeff N. Reed, CFA, lead portfolio manager, analyst and director, has managed the Portfolio since its inception in 2012.

Morley D. Campbell, CFA, portfolio manager, analyst and managing director, has managed the Portfolio since its inception in 2012.

Benno J. Fischer, CFA, portfolio manager, analyst, managing director and Vice Chair, has managed the Portfolio since its inception in 2012.

L. Baxter Hines, CFA, portfolio manager, analyst, managing director and Head of Research of the Dallas-based investment team, has managed the Portfolio since its inception in 2012.

R. Burns McKinney, CFA, portfolio manager, analyst, managing director and Co-CIO of the Dallas-based investment team, has managed the Portfolio since its inception in 2012.

John R. Mowrey, CFA, portfolio manager, analyst, managing director and Co-CIO of the Dallas-based investment team, has managed the Portfolio since 2014.

Thomas W. Oliver, CFA, CPA, portfolio manager, analyst and managing director, has managed the Portfolio since its inception in 2012.

The information relating to the Portfolio contained in the table in the subsection “Management of the Portfolios – Sub-Adviser – NFJ” in the Prospectus is hereby deleted and replaced with the following:

Portfolio	Portfolio Managers	Since	Recent Professional Experience
NFJ Dividend Value	Jeff N. Reed (Lead)	2012 (Inception)	Jeff N. Reed, CFA, is a portfolio manager, an analyst and a director. He has 12 years of experience in investment and financial analysis. Before joining the firm in 2007, he was a credit analyst at Frost Bank. Mr. Reed has a B.B.A. in finance from Texas Christian University and an M.B.A. from the University of Texas, McCombs School of Business.
	Morley D. Campbell	2012 (Inception)	Morley D. Campbell, CFA, is a portfolio manager, analyst and managing director. He has 12 years of investment-industry experience. Before joining the firm in 2007, Mr. Campbell was an investment-banking analyst for Lazard Frères and Merrill Lynch. He has a B.B.A. from the University of Texas and an M.B.A. from Harvard Business School.

Portfolio	Portfolio Managers	Since	Recent Professional Experience
	Benno J. Fischer	2012 (Inception)	Benno J. Fischer, CFA, is a portfolio manager, an analyst, a managing director and Vice Chair. He has 50 years of investment-industry experience. Before founding NFJ in 1989, he was chief investment officer (institutional and fixed income), and a senior vice president and a senior portfolio manager at NationsBank, which he joined in 1971. Before that, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark Dodge Asset Management. He has a B.A. in economics and a J.D. from The University of Oklahoma, and an M.B.A. from New York University, Leonard N. Stern School of Business.
	L. Baxter Hines	2012 (Inception)	L. Baxter Hines, CFA, is a portfolio manager, an analyst, a managing director and Head of Research of the Dallas-based investment team. He has 11 years of investment-industry experience. Before joining the firm in 2008, Mr. Hines was a market-data specialist for Reuters. He has a B.A. from the University of Virginia and an M.B.A. from the University of Texas, McCombs School of Business.
	R. Burns McKinney	2012 (Inception)	R. Burns McKinney, CFA, is a portfolio manager, an analyst, a managing director and Co-CIO of the Dallas-based investment team. Mr. McKinney has 19 years of investment-industry experience. Before joining the firm in 2006, he worked at Evergreen Investments, Alex, Brown & Sons, Merrill Lynch and Morgan Stanley. Mr. McKinney has a B.A. from Dartmouth College and an M.B.A. from The Wharton School, The University of Pennsylvania.
	John R. Mowrey	2014	John R. Mowrey, CFA, is a portfolio manager, an analyst, a managing director and Co-CIO of the Dallas-based investment team. He joined the firm in 2007 as a quantitative-research assistant and product specialist, and has nine years of investment-industry experience. Mr. Mowrey has a B.A. in political science from Rhodes College and an M.B.A. from Southern Methodist University.
	Thomas W. Oliver	2012 (Inception)	Thomas W. Oliver, CFA, CPA, is a portfolio manager, an analyst and a managing director. He has 21 years of investment-industry experience in accounting, reporting, and financial analysis. Before joining the firm in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation and an auditor at Deloitte & Touche. He has a B.B.A. and an M.B.A. from the University of Texas.

Please retain this Supplement for future reference.